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                                                                    EXHIBIT 23.2

                      [Letterhead of Arthur Andersen LLP]

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS
                   -----------------------------------------


To Bergen Commercial Bank:

As independent public accountants, we hereby consent to the incorporation by reference of our report dated January 17, 1995 and to all references to our firm included in or made a part of this Registration Statement on Form S-4.

                                                         /s/ Arthur Andersen LLP

Roseland, New Jersey
September 25, 1995